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                                                                    EXHIBIT 10.9

                              EQUITY INCENTIVE PLAN
                                       OF
                                MANOR CARE, INC.

                         RESTRICTED STOCK AGREEMENT (D)

      THIS RESTRICTED STOCK AGREEMENT ("Agreement"), dated as of
________________, is made by and between MANOR CARE, INC., a Delaware corporation (the "Company"), and __________________, an Outside Director of the Company (the "Director"):

      WHEREAS, the Company has established the Equity Incentive Plan of Manor Care, Inc., as amended and restated, (the "Plan") (the terms of which are incorporated by reference and made a part of this Agreement); and

      WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock, subject to certain restrictions thereon and to other conditions stated herein; and

      WHEREAS, the Board of Directors has determined that in lieu of the annual grant of stock options to Outside Directors pursuant to Section 4.5 of the Plan, it would be to the advantage and best interest of the Company and its stockholders to issue the shares of Restricted Stock provided for herein to the Director, pursuant to Section 8.2 of the Plan, in partial consideration of services rendered, or to be rendered, as an Outside Director of the Company; and

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.1. - BOARD

      "Board" shall mean the Board of Directors of the Company.

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SECTION 1.2. - CAUSE

      "Cause" shall mean the Director's fraud or financial dishonesty in the performance of his duties as a director of the Company or the commission of a felony.

SECTION 1.3 - COMMON STOCK

      "Common Stock" shall mean the Company's common stock, $.01 par value.

SECTION 1.4 - EXCHANGE ACT

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.5 - FAIR MARKET VALUE

      "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System), or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Board; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Board acting in good faith.

SECTION 1.6 - PARENT CORPORATION

      "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.7 - PLAN

      "Plan" shall mean the Equity Incentive Plan of Manor Care, Inc., as amended and restated effective March 9, 2004 and approved by the stockholders May 5, 2004.

SECTION 1.8 - RESTRICTIONS

      "Restrictions" shall mean the reacquisition and transferability restrictions imposed upon Restricted Stock under this Agreement.

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SECTION 1.9 - RESTRICTED STOCK

      "Restricted Stock" shall mean Common Stock of the Company issued under this Agreement and subject to the Restrictions imposed hereunder.

SECTION 1.10 - RULE 16B-3

      "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.11 - SECRETARY

      "Secretary" shall mean the Secretary of the Company.

SECTION 1.12 - SECURITIES ACT

      "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.13 - SUBSIDIARY

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

                                   ARTICLE II

                          ISSUANCE OF RESTRICTED STOCK

SECTION 2.1 - ISSUANCE OF RESTRICTED STOCK

      In partial consideration of services rendered, or to be rendered, and for other good and valuable consideration which the Board has determined to be equal to the par value of its Common Stock, on the date hereof the Company issues to the Director____ shares of its Common Stock, par value $.01 per share, upon the terms and conditions set forth in this Agreement.

SECTION 2.2 - NO RIGHT TO CONTINUED DIRECTORSHIP

      Nothing in this Agreement or in the Plan shall confer upon the Director any right to continue as a director of the Company, or shall interfere with or restrict in any way the rights of the stockholders of the Company with respect to the election of directors.

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                                   ARTICLE III

                                  RESTRICTIONS

SECTION 3.1 - REACQUISITION OF RESTRICTED STOCK

      All shares of Restricted Stock issued to the Director pursuant to this Agreement are subject to reacquisition by the Company immediately upon a termination of the Director's directorship for Cause. Following any reacquisition by the Company pursuant to this Section 3.1, the Company shall promptly pay to the Director an amount equal to the product of $.01 times the number of shares of Restricted Stock reacquired.

SECTION 3.2 - LEGEND

      Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all restrictions lapse and new certificates are issued pursuant to Section 3.3, bear the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN MANOR CARE, INC. (THE "COMPANY") AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY AT 333 N. SUMMIT ST., TOLEDO, OHIO 43604.

SECTION 3.3 - LAPSE OF RESTRICTIONS

      The shares of Restricted Stock shall vest and all restrictions thereon shall terminate upon the termination of the Director's directorship for any reason (including failure to be reelected by the Company's stockholders) other than Cause. Upon the vesting of the shares and subject to Section 4.3, the Company shall cause new certificates to be issued with respect to such Vested Shares and delivered to the Director or his legal representative, free from the legend provided for in Section 3.2 and any of the other Restrictions. Such Vested Shares shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement.

SECTION 3.4 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

      Notwithstanding any other provision of this Agreement, upon the merger or consolidation of the Company into another corporation, the acquisition by another corporation or person (excluding any Director benefit plan of the Company or any trustee or other fiduciary holding

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securities under any Director benefit plan of the Company) of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Board shall then provide by resolution adopted prior to such event that, at some time prior to the effective date of such event, all shares of Restricted Stock not previously reacquired pursuant to Section 3.1 shall fully vest and all Restrictions with respect to such shares of Restricted Stock shall immediately expire.

SECTION 3.5 - RESTRICTIONS ON NEW SHARES

      In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation pursuant to a merger of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person (excluding any Director benefit plan of the Company or any trustee or other fiduciary holding securities under any Director benefit plan of the Company) of 50% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or a stock split-up or stock dividend, such new, additional or different shares or securities which are held or received by the Director in his capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Board provides, pursuant to
Section 3.4, for the accelerated vesting and expiration of the Restrictions on the shares of Restricted Stock underlying the distribution of the new, additional or different shares or securities.

                                   ARTICLE IV

                                  MISCELLANEOUS

SECTION 4.1 - ADMINISTRATION

      The Board shall have the power to interpret the Plan, this Agreement and all other documents relating to the Restricted Stock and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Director, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Restricted Stock and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

SECTION 4.2 - RESTRICTED STOCK NOT TRANSFERABLE

      No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including

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bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 4.3 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

      The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment by the Director of all amounts required to be withheld, under federal, state and local tax laws, if any, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

            (e) The lapse of such reasonable period of time as the Board may from time to time establish for reasons of administrative convenience.

SECTION 4.4 - ESCROW

      The Secretary or such other escrow holder as the Board may appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.5, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall the Director retain physical custody of any certificates representing Restricted Stock issued to him.

SECTION 4.5 - NOTICES

      Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 4.5, either party may hereafter designate a different address for notices to be given to it or him. Any notice which is required to be given to the Director shall, if the Director is then deceased, be given to the Director's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper

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addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 4.6 - RIGHTS AS STOCKHOLDER

      As of the date of this Agreement, the Director shall have all the rights of a stockholder with respect to said shares issued pursuant hereto, subject to the restrictions herein (including the provisions of Section 4.10), including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

SECTION 4.7 - TITLES

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 4.8 - CONFORMITY TO SECURITIES LAWS

      This Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 4.9 - AMENDMENT

      This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 4.10 - GOVERNING LAW

      The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

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      IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                                MANOR CARE, INC.

                                                By:  ___________________________

                                                Its: President

_______________________________
Director
_______________________________

_______________________________
Address

Directors

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